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                                                                   EXHIBIT 10.16


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "SECOND AMENDMENT") dated as of November 15, 1996, is to that Credit Agreement dated as of June 6, 1995 as amended by that First Amendment to Credit Agreement dated as of July 2, 1996 (as amended and modified hereby and as further amended and modified from time to time hereafter, the "CREDIT AGREEMENT"; terms used but not otherwise defined herein shall have the meanings assigned in the Credit Agreement), by and among DAY INTERNATIONAL GROUP, INC., a Delaware corporation (the "BORROWER"), certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and NATIONSBANK OF TEXAS, N.A., as Agent (the "AGENT").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Lenders have, pursuant to the terms of the Credit Agreement, made available to the Borrower an $80,000,000 credit facility;

     WHEREAS, the Borrower wishes to amend the Credit Agreement to modify certain provisions contained therein;

     WHEREAS, the Required Lenders have agreed to the requested changes on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         A.       The Credit Agreement is amended in the following respects:

         1. The definition of "PERMITTED INVESTMENTS" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entity to read as follows:

                  "PERMITTED INVESTMENTS" means Investments which are (i) cash or Cash Equivalents, (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, (iii) supplies, inventory or other assets of any kind or nature (other than those constituting a Capital Expenditure) acquired or made in the ordinary course of business, (iv) loans to directors, officers, employees, agents, customers or suppliers in the ordinary course for reasonable business expenses in an aggregate maximum principal amount at any one time outstanding of not more than $1,000,000, (v) subject to the limitations on Capital Expenditures in Section 8.6 hereof, (A) Investments by a Credit Party in a Credit party and (B) Investments by a Foreign Subsidiary in another Foreign Subsidiary or in a Credit Party, (vi) (A) Investments by a Credit Party in a Foreign Subsidiary (subject to the limitations on Capital Expenditures in Section 8.6 hereof) to be used solely for Capital


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         Expenditures for such Foreign Subsidiary, and not to exceed, in the aggregate, (1) $750,000 during 1995, (2) $2,000,000 during 1996 and (3)
         $1,500,000 during 1997 and each year thereafter and (B) Investments by a Credit Party in a Foreign Subsidiary if 100% of the Net Proceeds are concurrently used by such Foreign Subsidiary to purchase the outstanding equity securities of another Foreign Subsidiary from a Credit Party, and the resulting Investment by such first Foreign Subsidiary in such second Foreign Subsidiary, (vii) purchases or redemptions of capital stock from directors, officers or employees as provided in Section 8.8(b) hereof, (viii) any Investment occurring as a result of any and all interest rate protection agreements, if any, (including swaps, collars and hedges) and currency hedges, (ix) any pledges or deposits permitted by Section 8.2 hereof to the extent considered an Investment, (x) evidences of Indebtedness from officers or directors of the Borrower or any Subsidiary of the Borrower which represent payment in whole or in part for shares of the capital stock of the Borrower, (xi) Investments made in connection with the Acquisition as set forth on SCHEDULE 8.9 attached hereto, (xii) Capital Expenditures in accordance with Section 8.6 hereof, (xiii) Investments in connection with the acquisition of David M. Company in an aggregate amount not to exceed the sum of (A) $11,250,000 for the purchase of assets, subject to purchase accounting adjustments PLUS (B) $750,000 in fees associated with the acquisition, (xiv) other Investments not to exceed, in the aggregate, $6,000,000 during the term of this Credit Agreement; provided that to the extent such Investment made pursuant to this subparagraph (xiv) is an advance, loan or other extension of credit is repair then such repaid funds can be reinvested in accordance with the terms hereof and such $6,000,000 limitation shall only be reduced by the amount not to repaid and (xv) Investments in Day International France S.A.R.L., Day International (Canada Holdings), Ltd. and Day International (BRD), GMBH for use as working capital, not to exceed, at any one time $600,000 in aggregate.

         2. Section 8.6 entitled "Capital Expenditures" is hereby amended and restated in its entirety to read as follows:

                  8.6 CAPITAL EXPENDITURES The Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures (excluding intercompany items) that, in the aggregate, exceed (a) from the Closing Date to December 31, 1995, $3,000,000, (b) for fiscal year 1996, $6,500,000, (c) for fiscal year 1997, $6,000,000 and (d) for any fiscal year thereafter, $5,500,000; provided, however, that in addition to the amounts set forth above (i) a Credit party may use the Net Proceeds from the issuance of capital stock or a capital contribution to make additional Capital Expenditures to the extent such Net Proceeds are not required to be forwarded to the Lenders pursuant to Section 3.3(b) hereof, (ii) the Borrower or its Subsidiaries may use the Net Proceeds from the disposition of assets (as the result of a Recovery Event or otherwise) to make additional Capital Expenditures in conformance with
         Section 8.5(v) above and (iii) the Borrower and its Subsidiaries shall be permitted to carry forward (to the immediately succeeding fiscal year only) the lesser of (A) the unused portion of the amount for each such year shown in the "Amount" column for such year or (B) fifty percent (50%) of the amount for such year shown in the "Amount" column for such year. For purposes hereof Capital

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         Expenditures shall first be applied against the amounts carried-over from the prior year and then to the amount permitted for the year in which they are made. Notwithstanding anything contained herein to the contrary, the carry-over amount for any year shall be limited if, and to the extent, that the making or incurrence of such Capital Expenditures in the original year would have been prohibited or resulted in a Default hereunder (including by reason of the Fixed Charge Coverage Ratio).

         B.       The Borrower hereby represents and warrants that:

                  (i) any and all representations and warranties made by the Borrower and contained in the Credit Agreement (other than those which expressly relate to a prior period) are true and correct in all material respects as of the date of this Second Amendment; and

                  (ii) No Default or Event of Default currently exists and is continuing under the Credit Agreement as of the date of this Second Amendment.

         C. The effectiveness of this Second Amendment is conditioned upon receipt by the Agent of the following:

                  1. Copies of this Second Amendment executed by the Credit Parties and the Required Lenders;

                  2. Copies of the resolutions of the Credit Parties approving the terms and authorizing execution and delivery of this Second Amendment;

                  3. Legal opinion of counsel to the Credit Parties in a form acceptable to the Agent;

                  4. Executed copy of the purchase agreement and other acquisition documents (including all environmental reports, insurance documentation and appraisals) in connection with the acquisition of David M. Company by the Borrower, the terms and conditions of which shall be acceptable to the Agent and the Required Lenders; and

                  5. Such agreements, documents and instruments (including mortgages and deeds of trust) as deemed necessary and appropriate by the Agent in order to attach and perfect the Lenders' security interest in the assets of David M. Company as set forth in the Collateral Documents, including, without limitation, (i) the stock certificates evidencing the stock pledged pursuant to the Pledge Agreements, along with duly executed stock powers attached thereto, (ii) all instruments and chattel paper held by David M. Company, (iii) UCC financing statements and (iv) patent and trademark filings.

         D. The Borrower will execute such additional documents as are reasonably requested by the Agent to reflect the terms and conditions of this Second Amendment.


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         E. The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the other Credit Documents and agree that this Second Amendment shall in no manner adversely affect or impair such liens and security interests.

         F. The Guarantors acknowledge and consent to all of the terms and conditions of this Second Amendment and agree that this Second Amendment does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors have any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lender's execution and delivery of this Second Amendment.

         G. Except as modified hereby, all of the terms and provisions of the Credit Agreement (and Exhibits) remain in full force and effect.

         H. The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Second Amendment, including without limitation the reasonable fees and expenses of the Agent's legal counsel.

         I. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart.

         J. This Second Amendment and the Credit Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.



                  [Remainder of Page Intentionally Left Blank]


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        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to Credit Agreement to be duly executed under seal and delivered as of the date and year first above written.


BORROWER:                                         DAY INTERNATIONAL GROUP, INC.
--------

                                                  By  /s/ David B. Freimuth
                                                      ------------------------
                                                  Name  David B. Freimuth
                                                        ----------------------
                                                  Title    V.P. - CFO
                                                        ----------------------


GUARANTORS:                                       DAY INTERNATIONAL, INC.
----------

                                                  By  /s/ David B. Freimuth
                                                      ------------------------
                                                  Name  David B. Freimuth
                                                        ----------------------
                                                  Title    V.P. - CFO
                                                        ----------------------


BANKS:                                            NATIONSBANK OF TEXAS, N.A.,
-----                                             individually in its capacity
                                                  as a Lender and in its
                                                  capacity as Agent


                                                  By  /s/ Chas A. McDonell
                                                      ------------------------
                                                  Name  Chas A. McDonell
                                                      ------------------------
                                                  Title    Vice President
                                                      ------------------------


                                                  BANK OF SCOTLAND

                                                  By  /s/ Catherine M. Omffrey
                                                      ------------------------
                                                  Name  Catherine M. Omffrey
                                                        ----------------------
                                                  Title    Vice President
                                                        ----------------------



                                                  MIDLAND BANK PLC

                                                  By  /s/ Gina Sidorsky
                                                      ------------------------
                                                  Name   Gina Sidorsky
                                                        ----------------------
                                                  Title    Director
                                                        ----------------------

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                                                   BANK ONE, DAYTON, NA

                                                   By  /s/ John B. Middleberg
                                                       ---------------------
                                                   Name   John B. Middleberg
                                                        --------------------
                                                   Title    Vice President
                                                        --------------------



                                                   PNC BANK, OHIO, NATIONAL
                                                   ASSOCIATION

                                                   By  /s/ Warren F. Weber
                                                       ---------------------
                                                   Name   Warren F. Weber
                                                        --------------------
                                                   Title    AVP
                                                        --------------------



                                                   THE PROVIDENT BANK


                                                   By  /s/ Alan R. Henning
                                                       ---------------------
                                                   Name   Alan R. Henning
                                                        --------------------
                                                   Title    Vice President
                                                        --------------------



                                                   U.S. NATIONAL BANK OF OREGON

                                                   By  /s/ Chris J. Karlin
                                                       ----------------------
                                                   Name Chris J. Karlin
                                                        ---------------------
                                                   Title  Vice President
                                                        ---------------------



                                                   NATIONAL CITY BANK


                                                   By   /s/  Barry C. Robinson
                                                        ----------------------
                                                   Name  Barry C. Robinson
                                                         ---------------------
                                                   Title  Vice President
                                                         ---------------------



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